UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2024

Black Stone Minerals, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-37362	47-1846692
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 2020 Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (713) 445-3200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	BSM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

As disclosed on Black Stone Minerals, L.P.’s (the “Partnership”) Form 8-K filed May 29, 2024, Evan Kiefer stepped down from his position of Senior Vice President, Chief Financial Officer, and Treasurer of Black Stone Minerals GP, L.L.C., the Partnership’s general partner (the “General Partner”), on May 28, 2024. On June 14, 2024, Black Stone Natural Resources Management Company (the “Employer”) and the General Partner entered into a Separation Agreement and General Release of Claims (the “Agreement”) with Mr. Kiefer substantially consistent with his existing severance agreement.

Pursuant to the Agreement, so long as Mr. Kiefer satisfies the terms and conditions of the Agreement, Mr. Kiefer will receive the following consideration in accordance with the terms of his severance agreement with the Employer and the applicable equity award agreements with the General Partner:

•	a lump sum cash payment of $601,775;

•	for a period of up to 12 months (or until Mr. Kiefer is eligible to be covered under another employer’s group health plan), monthly reimbursement for the cost of COBRA continuation coverage;

•	accelerated vesting of a pro-rated portion of Mr. Kiefer’s outstanding restricted common units in the Partnership (the “Common Units”) in the amount of 3,628 Common Units;

•

accelerated vesting of a pro-rated portion of Mr. Kiefer’s outstanding performance units and associated distribution-equivalent rights, settled through the issuance of Common Units in the amount of 12,179 Common Units (before settlement of distribution-equivalent rights); and

•	elimination of employment-based forfeiture restrictions (but not performance-based forfeiture restrictions) with respect to 50,893 performance units relating to a 2022 aspirational performance award.

Mr. Kiefer remains subject to the confidentiality, non-competition, non-solicitation and non-disparagement covenants set forth in his severance agreement with the Employer. In addition, pursuant to the Agreement, Mr. Kiefer has agreed to provide consulting services to the General Partner and its affiliates through November 30, 2024, or such earlier time as the consulting period terminates pursuant to the Agreement. In exchange for providing the consulting services, Mr. Kiefer will be compensated at a rate of $33,333.33 per complete calendar month, pro-rated for any partial calendar months.

The foregoing description does not purport to be complete and is qualified by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 hereto.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Partnership held its 2024 annual meeting of limited partners (the “Annual Meeting”) on June 13, 2024 via live webcast for the following purposes: (1) to elect directors to the Board of Directors of the General Partner, each to serve until the 2025 annual meeting of limited partners and thereafter until such director’s successor shall have been duly elected and qualified, or until such director’s earlier death, resignation, or removal, (2) to ratify the appointment of Ernst & Young LLP as the Partnership’s independent registered public accounting firm for the year ending December 31, 2024, (3) to approve, on a non-binding advisory basis, the compensation of the General Partner’s named executive officers for the fiscal year ended December 31, 2023, and (4) to approve, on a non-binding advisory basis, the preferred frequency of advisory votes on executive compensation. Each of these items is more fully described in the Partnership’s proxy statement filed with the Securities and Exchange Commission on April 29, 2024.

Proposal 1 – Election of Directors

Each of the nine nominees for director was duly elected by the Partnership’s unitholders, with votes as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Vote
Carin M. Barth	100,772,940	535,477	59,382,639
Thomas L. Carter, Jr.	100,895,012	413,405	59,382,639
D. Mark DeWalch	99,070,664	2,237,752	59,382,640
Jerry V. Kyle, Jr.	100,839,012	469,405	59,382,639
Michael C. Linn	100,585,174	723,242	59,382,640
AJ Longmaid	100,200,755	1,107,662	59,382,639
William N. Mathis	99,197,262	2,111,155	59,382,639
William E. Randall	100,478,013	830,404	59,382,639
Alexander D. Stuart	100,811,608	496,808	59,382,640
James W. Whitehead	100,918,224	390,189	59,382,643

Proposal 2 – Ratification of Appointment of the Partnership’s Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP as the Partnership’s independent registered public accounting firm for the year ending December 31, 2024 was ratified by the Partnership’s unitholders, with votes as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
160,241,585	262,220	187,251	0

Proposal 3 – Approval, on a Non-binding Advisory Basis, of the Compensation of the General Partner’s Named Executive Officers

The compensation of the General Partner’s named executive officers for the fiscal year ended December 31, 2023 was approved, on a non-binding advisory basis, by the Partnership’s unitholders, with votes as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
98,403,514	2,101,058	803,837	59,382,647

Proposal 4 – Approval, on a Non-binding Advisory Basis, of the Preferred Frequency of Advisory Votes on Executive Compensation

The frequency of advisory votes on executive compensation to occur every year was approved, on a non-binding advisory basis, by the Partnership’s unitholders, with votes as follows:

Votes For Every One Year	Votes For Every Two Years	Votes For Every Three Years	Votes Abstain	Broker Non-Vote
95,722,261	305,435	4,149,460	1,131,250	59,382,650

Based on the voting results for this proposal, the Partnership determined that a non-binding, advisory vote to approve the compensation of the General Partner’s named executive officers will be conducted every year, until the next advisory vote on this matter is held

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Separation Agreement and General Release of Claims, dated as of June 14, 2024, by and among Evan Kiefer, Black Stone Natural Resources Management Company, and Black Stone Minerals GP, L.L.C.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK STONE MINERALS, L.P.

	By:	Black Stone Minerals GP, L.L.C.,
its general partner

Date: June 17, 2024	By:	/s/ Steve Putman
Steve Putman
Senior Vice President, General Counsel, and Secretary